Government Select Series

Supplement to Prospectus and

Statement of Additional Information

Dated October 22, 2021

At the November 19, 2021 special meeting of shareholders (the “Special Meeting”) of PFM Funds (the “Trust”), the Agreement and Plan of Reorganization (the “Plan of Reorganization”) with respect to the Government Select Series (the “Portfolio”) was approved. The Portfolio will reorganize with and into the Government Obligations Fund (the “FAF Fund”), a series of First American Funds, Inc. (“FAF”), pursuant to the Plan of Reorganization and as described in the Proxy Statement/Prospectus mailed to shareholders of record (the “Reorganization”). The Portfolio’s shareholders may purchase and redeem shares of the Portfolio in the ordinary course until the last business day before the closing of the Reorganization, as described in the Portfolio’s prospectus.

In addition, at the Special Meeting shareholders of the Trust approved the proposed new advisory agreement (the “New Advisory Agreement”) to be entered into between the Trust and PFM Asset Management LLC (“PFMAM”), on terms identical to the Trust’s existing advisory agreement with PFMAM. As described in the Proxy Statement/Prospectus, the New Advisory Agreement will be effective during the period from the acquisition of PFMAM by U.S. Bancorp Asset Management, Inc. as a wholly-owned subsidiary through the consummation of the Reorganization.

The date of this Supplement is November 24, 2021.

Please retain this Supplement for future reference.